SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary proxy statement (as permitted by Rule 14a—6(e)(2)
☐	Confidential, For Use of the Commission Only

☒	Definitive proxy statement
☐	Definitive additional materials

☐	Soliciting material under Rule 14a-12

GOLD STANDARD MINING CORP.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

___________________

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transactions applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction.

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:

(4)	Date Filed:

Gold Standard Mining Corp.

15557 Pisa Lane

Fontana, CA  92336

Phone (909) 653-2696

July 13, 2012

To the Stockholders of Gold Standard Mining Corp.:

The board of directors of Gold Standard Mining Corp., a Nevada corporation (the “Company”), is soliciting your consent to amend the articles of incorporation of the Company to change the Company’s name to: J. D. HUTT CORPORATION.

The board of directors is soliciting Stockholder approval by written consent, and in lieu of a meeting of Stockholders, because it believes that this is the most cost effective manner of obtaining Stockholder consent to these actions. A form of written consent is enclosed for your use.

The Company intends to first mail this Consent Solicitation Statement and accompanying written consent form on or about July 13, 2012. The Consent Solicitation Statement is being mailed to the holders of record of the Company’s common stock as of the close of business on July 13, 2012. This date is referred to as the “record date.” Written consents of Stockholders representing a majority of the Company’s outstanding common stock as of the record date are required to approve the amendment. The earliest date on which these corporate actions may be effective is July 13, 2012, the date this Consent Solicitation Statement is first mailed to the Stockholders.

Your consent is important regardless of the number of shares of stock that you hold. If you consent to the proposals set forth above and discussed in the enclosed Consent Solicitation Statement, please sign and date the enclosed written consent form and return it to the Company at your earliest convenience. Your cooperation in promptly returning your consent will help limit expenses incident to consent solicitation.

By Order of the Board of Directors
Hector A. Veron
Chief Executive Officer

Important Notice Regarding the Internet Availability of Consent Solicitation Materials

The earliest date on which these corporate actions may be effective is July 13, 2012 the date this Consent Solicitation Statement is first mailed to the Company’s Stockholders.

GOLD STANDARD MINING CORP. CONSENT SOLICITATION STATEMENT

GENERAL INFORMATION

This Consent Solicitation Statement has been filed with the Securities and Exchange Commission (the “SEC”), and is being furnished to the holders of the outstanding shares of common stock, par value $0.001 (the “Common Stock”), of Gold Standard Mining Corp., a Nevada corporation (the “Company”), as of July 13,  2012.

The purpose of this Consent Solicitation Statement is to obtain the consent of the Stockholders to change the name of the Company to J.D. HUTT CORPORATION.

Section 78.320(2) of the Nevada Revised Statutes eliminates the need to hold a special meeting of Stockholders to obtain Stockholder approval by providing that, unless the articles of incorporation or bylaws state otherwise, any action required or permitted to be taken at a meeting of the Stockholders may be taken without a meeting if, before or after the action, a written consent is signed by Stockholders holding at least a majority of the Company’s voting power. This Consent Solicitation Statement will be first mailed on or about July 13, 2012 to those persons who were Stockholders of the Company as of the close of business on May 31, 2012.

THE CONSENT PROCEDURE

General

The board of directors is soliciting Stockholder approval by written consent, and in lieu of a meeting of Stockholders, because it believes that this is the most cost effective manner of obtaining Stockholder consent to these actions.

Voting; Record Date; Vote Required

Only holders of record on May 31, 2012, the record date, will be entitled to consent to the proposals discussed herein. On the record date there were 151,297,524 shares of the Common Stock outstanding. The Common Stock constitutes the Company’s sole outstanding class of voting securities. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to Stockholders.

The amendment to articles of incorporation will be approved by the Company’s Stockholders if the Company receives written consents of Stockholders representing a majority of the voting power of its outstanding Common Stock as of the record date. The current holders of 51.5% of the common shares and holders of preferred shares collectively beneficially own approximately 51.5% of the voting power of the Company’s outstanding Common Stock as of the record date and have indicated to the Company that they intend to vote in favor of the proposal.

The form of written consent is enclosed with this Consent Solicitation Statement. A written consent form that has been signed, dated and delivered to the Company with the “CONSENT” box checked, or without any box checked, will constitute consent for the respective proposal. A written consent form that has been signed, dated and delivered to the Company with the “WITHHOLD CONSENT” or “ABSTAIN” boxes checked will be counted as a vote against the respective proposal. A Stockholder may effectively vote against a proposal by not tendering a written consent.

Consents, once dated, signed and delivered to the Company, will remain effective unless and until revoked by a written notice of revocation that is dated, signed and delivered to the Company before the time that the Company received written consent of Stockholders representing a majority of the voting power of the Company’s outstanding Common Stock as of the record date. Written consents may be  mailed to the following address:

Gold Standard Mining Corp.

15557 Pisa Lane

Fontana, CA  92336

Phone (909) 653-2696

Your consent is important regardless of the number of shares of stock that you hold. Your cooperation in promptly returning your consent will help limit expenses incident to consent solicitation. Any questions regarding the proposal or the written consent may be directed to the Company at the address above or by calling Hector A. Veron at the Company at (909)653-2696.

Expense of Consent Solicitation

The Company will pay the expense of soliciting the consents and the cost of preparing, assembling and mailing material in connection therewith. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of the Common Stock beneficially owned by others to forward to the beneficial owners. The Company may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of consents by mail may be supplemented by telephone, facsimile, other approved electronic media or personal solicitation by the Company’s directors, officers and other regular employees.

PROPOSAL I

TO AMEND THE ARTICLES OF INCORPORATION

TO CHANGE THE CORPORATE NAME

General

On June 23, 2012, the Company’s board of directors approved a change in the Company’s articles of incorporation to change the Company’s name from Gold Standard Mining Corp. to J.D. HUTT CORPORATION, subject to Stockholder approval, and recommending the Stockholders approve such change.

Principal Reasons for Change

The Company’s board of directors approved the change of name because the Company intends to expand the focus of its business into other areas in addition to gold mining and exploration.

If, or when, the Company obtains the requisite Stockholder approval of the amendment, the Company intends to file a Certificate of Amendment to its Articles of Incorporation with the Nevada Secretary of State to effect the change of name. The effective date of the amendment will be the date such Articles of Amendment is filed. However, the board of directors reserves the right to abandon the amendment at any time prior to the effective date if it deems it appropriate to do so in its sole discretion. The form of the Certificate of Amendment to its Articles of Incorporation that the Company would file with the Nevada Secretary of State to effectuate the change of name, if approved by the Stockholders, is attached hereto as Appendix A.

Vote Required

Pursuant to Section 78.390 of the Nevada Revised Statutes, or the “NRS,” the approval of a majority of a Company’s voting power is required in order to effect the name change. Accordingly, the Company is seeking your consent to approve of the name change.

Board of Directors Recommendation

The board of directors unanimously recommends that the Stockholders approve the Amendment to the Company’s Articles of Incorporation to change the Company’s corporate name.

* * * * *

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information furnished to us with respect to the beneficial ownership of our common stock by (i) each executive officer, director and nominee, and by all directors and executive officers as a group, and (ii) each beneficial owner of more than five percent of our outstanding common stock, in each case as of May 31, 2011. Unless otherwise indicated, each of the persons listed has sole voting and dispositive power with respect to the shares shown as beneficially owned.

Name and Address	Number of Shares	Percentage Owned	Total Voting Power

Pantelis Zachos 28030 Dorothy Dr. suite 307 Agoura Hills, CA 93101	26,600,000	17.5%	17.5%

Aikaterini Zernou Zefeirou 35 Voula, Athens, 16673 Greece	38,450,000	25.4%	25.4%

ELS Investments 6123 57th Court Vero Beach, FL	13,000,000	8.6%	8.6%

Agata Gotova 51 chemin du tenao Beausoleil 06240 France	24,420,000	16.1%	16.1%

Officers and Directors as a Group	26,600,000	17.5%	17.5%

The issuer is not aware of any person who owns of record, or is known to own beneficially, five percent or more of the outstanding securities of any class of the issuer, other than as set forth above.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, officer, associate of any director, officer or any other person has any substantial interest, direct or indirect, in the proposal to amend the Company’s Articles of Incorporation to change the Company’s name.

STOCKHOLDER PROPOSALS

In order for a Stockholder proposal to be included in the Company’s proxy statement and form of proxy for the next annual meeting of Stockholders, or to be considered at the Company’s next annual meeting, the Company must receive such proposal a reasonable time before the Company begins to print and send its proxy materials. In addition, the acceptance of such proposals is subject to SEC guidelines.

HOUSEHOLDING OF THIS CONSENT SOLICITATION

Some banks, brokers and other nominee record holders of the Common Stock may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Consent Solicitation Statement may have been sent to multiple Stockholders in your household. If you would prefer to receive separate copies of this Consent Solicitation Statement or of any Consent Solicitation Statement, proxy statement or annual reports that the Company may prepare in the future, please contact your bank, broker or other nominee or submit your request (1) in writing to the Company’s Corporate Secretary at 15557 Pisa Lane, Fontana, CA  92336, or (2) telephonically to the Company’s Corporate Secretary at (909) 653-2696. In addition, Stockholders sharing an address can request delivery of a single set of these documents in the future if they are currently receiving multiple copies by writing or calling the Company’s Corporate Secretary at the address or telephone number set forth in the preceding sentence.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company has filed with the SEC, located on 100 F Street NE, Washington, D.C. 20549, Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K, and other reports, statements and information as required under the Exchange Act.

The reports, statements and other information that the Company has filed with the SEC may be read and copied at the SEC’s Public Reference Room at 100 F Street NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.

The SEC maintains a website (http://www.sec.gov) that contains the registration statements, reports, proxy and proxy statements and other information regarding registrants that file electronically with the SEC such as the Company. You may access the Company’s SEC filings electronically at this SEC website. These SEC filings are also available to the public from commercial document retrieval services.

By Order of the Board of Directors

July 13, 2012	/s/ Hector A. Veron
Fontana, California	Hector A. Veron, Chief Executive Officer and Director

Appendix A

Proposed Amendment to Articles of Incorporation

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 – After Issuance of Stock)

1.

Name of corporation: Gold Standard Mining Corp._________________________________________________

2.

The articles have been amended as follows (provide article numbers, if available):

Article 1 of the Articles of Incorporation is hereby amended to read as follows:

                                The name of the corporation is J.D. HUTT CORPORATION

3.

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___________%

4.

Effective date of filing (optional):  _____________________________________________________

5.

Officer Signature (required):  _________________________________________________________

WRITTEN CONSENT SOLICITED

ON BEHALF OF THE BOARD OF DIRECTORS

OF GOLD STANDARD MINING CORP.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED. IN THE ABSENCE OF ANY DIRECTION, THIS CONSENT WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS SET FORTH BELOW.

1.	Proposal to amend the Company’s articles of incorporation to change the Company’s name to J.D. HUTT CORPORATION:

MARK ONLY ONE OF THE FOLLOWING THREE BOXES
☐ CONSENTS / FOR	☐ WITHHOLDS CONSENT / AGAINST	☐ ABSTAINS

3.	The undersigned represents that the undersigned owns the following number of shares of common stock of Gold Standard Mining Corp. (please insert number): _________________.

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the consent form. A consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing.

Date:

Stockholder Name (printed):

Signature:

Title (if applicable):

Signature (if held jointly):

Title (if applicable):

IMPORTANT: PLEASE COMPLETE, SIGN, AND DATE YOUR WRITTEN CONSENT

PROMPTLY AND RETURN IT VIA MAIL TO 15557 Pisa Lane, Fontana, CA  92336